Exhibit 99.1

Liquidity Services, Inc. Completes Acquisition of UK-based Geneva Group

Acquisition broadens and diversifies LSI’s marketplace by adding a European base of commercial buyers and sellers

WASHINGTON D.C. – May 6, 2008 – Liquidity Services, Inc. (LSI), a leading online auction marketplace for wholesale, surplus and salvage assets, announced it has completed the acquisition of the Geneva Group, including Geneva Industries Ltd., Willen Trading Ltd., and Geneva Auctions Ltd. (Stock Auctions) for approximately $17.2 million in cash and contingent earn-out payments worth up to an aggregate of approximately $2.9 million payable over the next three years. The final purchase price is based on purchase price adjustments as outlined in the purchase agreement. The Geneva Group is a leading United Kingdom (UK) based remarketer of reverse supply chain merchandise, including customer returns and overstock merchandise. The Geneva Group serves leading UK retailers and manufacturers with a product focus on consumer electronics, technology equipment and hard goods general merchandise. The effective date of the closing is May 1, 2008.

“This acquisition strengthens LSI’s business by adding Geneva’s longstanding seller relationships in the European Union (EU) with significant organic growth opportunities, as well as a complementary buyer network of UK-based wholesalers and EU exporters developed over the last 18 years,” said Bill Angrick, Chairman and CEO of LSI. “Geneva’s buyer base will augment LSI’s marketplace by adding untapped international demand for consumer electronics and general merchandise. Geneva brings to LSI strong industry knowledge and proven expertise in asset merchandising and remarketing of reverse supply chain goods.”

“The Geneva Group will benefit greatly from LSI’s expertise in managing and reselling goods flowing through the reverse supply chain, paving the way for solid growth in the European market. Through the sharing of technology and best practices, together we will be able to better serve our sellers and buyers,” said David Jacobs, President of the Geneva Group.

LSI expects the transaction to add approximately $8.0 million in revenues and to be neutral to earnings in its fiscal year 2008 results.

About Liquidity Services, Inc. (LQDT)

Liquidity Services, Inc. (NASDAQ:LQDT) and its subsidiaries enable corporations and government agencies to market and sell surplus assets and wholesale goods quickly and conveniently using online auction marketplaces and value-added services. The company is based in Washington, D.C. and has 670 employees. Additional information can be found at: www.liquidityservicesinc.com.

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Forward-Looking Statements

This document contains forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding the potential benefits and impact on our fiscal 2008 operating results of our acquisition of the Geneva Group’s business. The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties and other factors that may cause our actual results to differ materially from any future results expressed or implied by these forward-looking statements. You can identify forward-looking statements by terminology such as “expects,” or the negative of these terms or other comparable terminology. We cannot guarantee future results, levels of activity, performance or achievements. There are a number of risks and uncertainties that could cause our actual results to differ materially from the forward-looking statements contained in this document. Important factors that could cause our actual results to differ materially from those expressed as forward looking statements include our ability to integrate the Geneva Group into our existing operations, continue the Geneva Group’s seller relationships and buyer network and realize expected benefits of the acquisition, as well as the factors set forth in the Company’s Annual Report on Form 10-K for the year ended September 30, 2007, including, but not limited to, those set forth in Part I, Item IA (Risk Factors) as well as our other filings from time to time with the Securities and Exchange Commission. There may be other factors of which we are currently unaware that may cause our actual results to differ materially from the forward-looking statements. All forward-looking statements apply only as of the date of this document and are expressly qualified in their entirety by the cautionary statements included in this document. Except as may be required by law, we undertake no obligation to publicly update or revise any forward-looking statement occurring after the date of this document.

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Media Contact

Julie Davis

Corporate Communications Director

202-558-6234
julie.davis@liquidityservicesinc.com